BLACKROCK LIQUIDITY FUNDS

California Money Fund

Federal Trust Fund

FedFund

MuniCash

MuniFund

New York Money Fund

T-Fund

TempCash

TempFund

Treasury Trust Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated February 26, 2021 to the Administration, Cash Management, Cash Plus, Cash Reserve, Dollar, Institutional, Plus, Capital, Select, Private Client and Mischler Financial Group Shares Prospectuses of the Funds, as applicable, each dated February 26, 2021

Effective from February 26, 2021 through March 7, 2021, the Funds’ Prospectuses are amended as follows:

As applicable: (i) the final sentence of the first paragraph of the sections of the Funds’ Prospectuses entitled “Fund Overview—Key Facts About TempCash—Purchase and Sale of Fund Shares,” “Fund Overview—Key Facts About TempFund—Purchase and Sale of Fund Shares” and “Fund Overview—Key Facts About MuniCash—Purchase and Sale of Fund Shares”; (ii) the final sentence of the second paragraph of the sections of the Funds’ Prospectuses entitled “Fund Overview—Key Facts About California Money Fund—Purchase and Sale of Fund Shares” and “Fund Overview—Key Facts About New York Money Fund—Purchase and Sale of Fund Shares”; and (iii) the final sentence of the third paragraph of the sections of the Funds’ Prospectuses entitled “Fund Overview—Key Facts About MuniFund—Purchase and Sale of Fund Shares” are each deleted in their entirety and replaced with the following:

You have until the close of the federal funds wire (normally 6:00 p.m. Eastern time) to get your purchase money to the Fund or your purchase order may be cancelled.

The second, bold sentence of the fifth, sixth or seventh paragraph, as applicable, related to charges that may be incurred when a full payment is not received by the close of the federal funds wire in the section of the Funds’ Prospectuses entitled “Account Information—Purchase of Shares” is deleted in its entirety and replaced with the following:

You may be charged for any costs incurred by [a/the] Fund or its service providers, including any costs incurred to recompute [a/the] Fund’s NAV, in connection with a purchase order that has been placed but for which the Fund has not received full payment by the close of the federal funds wire (normally 6:00 p.m. Eastern time) on the day the purchase order was placed.

Shareholders should retain this supplement for future reference.

PRO-LIQ-0221SUP